PRODUCTION COSTS	12 Months Ended
Dec. 31, 2014
PRODUCTION COSTS
PRODUCTION COSTS

6. PRODUCTION COSTS

	2013	2014
Beginning balance for completed films as of January 1	34,712	25,925
Additions	20,608	71,393
Amortization	(27,474)	(56,164)
Impairment losses	(2,149)	(2,293)
Exchange differences	228	(269)

Subtotal for completed films	25,925	38,592

Beginning balance for films in production and not released as of January 1	55,634	116,320
Additions	79,698	88,782
Transfers to completed films	(20,608)	(71,393)
Impairment losses	—	(1,861)
Exchange differences	1,596	(1,965)

Subtotal for films in production and not released	116,320	129,883

Ending balance as December 31	142,245	168,475

        In the year 2014, based on the economic performance and public acceptance of the films, the management decreased the estimate of the ultimate overseas revenues expected to be realized for certain films and TV series. As a result, the Group incurred acceleration of amortization of $1,970 for the year ended December 31, 2014, resulting in reductions of net income by $1,926, and net income per ordinary share basic and diluted by $0.06 and $0.06, respectively. The portion of the costs of the completed films that are expected to be amortized during the twelve months after December 31, 2014 is $26,555, and the Group expects to amortize 80% of such costs within three years from December 31, 2014.

        The Group evaluates its production costs on a title-by-title basis to determine whether the unamortized capitalized costs of any titles have a fair value that is less than its carrying value at least annually or whenever events or changes in circumstances indicate that the carrying amount of the production costs may be impaired. As a result of lower-than-expected revenue performance of certain films and TV series, the Group determined the unamortized production costs were impaired by $2,280, $2,149 and $4,154 in 2012, 2013 and 2014, respectively, including $1,861 of the full impairment of an unreleased film as of December 31, 2014. Key assumptions used in the fair value measurement consisted of discount rates ranging from 15% to 16% and estimated cash flows over a period of 10 years from a title's initial release. A change in the discount rate of 1.0% would change the impairment loss measurement by $112 in 2014.